United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 19, 2008

Date of report (date of earliest event reported)

Commission File No.	Name of Registrant, State of Incorporation, Address of Principal Executive Offices, and Telephone No.	IRS Employer Identification No.
000-49965	MGE Energy, Inc. (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53703 (608) 252-7000 www.mgeenergy.com	39-2040501

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a 12 under the Exchange Act (17 CFR 240.14a 12)

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Pre commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))

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Pre commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 19, 2008, Terry A. Hanson notified the Company of his intention to retire as Vice President, Chief Financial Officer and Secretary from MGE Energy, Inc. (the Company) effective December 31, 2008. He intends to continue to perform his duties until the effective date of his retirement.

On September 19, 2008, the Board of Directors of the Company elected Jeffrey C. Newman to replace Mr. Hanson as Vice President, Chief Financial Officer, Secretary and Treasurer, effective January 1, 2009. Mr. Newman, age 46, is currently Vice President and Treasurer of the Company and its subsidiary, Madison Gas and Electric Company, which are positions he has held since January 1, 2001.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGE Energy, Inc.

Madison Gas and Electric Company

(Registrant)

/s/ Jeffrey C. Newman
Jeffrey C. Newman Vice President and Treasurer Date: September 24, 2008

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